UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS (Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY	12207-1002
(Address of principal executive offices)	(Zip code)

Robert A. Benton Nine Elk Street, Albany, NY 12207-1002 (Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT

December 31, 2023

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	5
Performance Information	7
Schedules of Investments	10
Statements of Assets and Liabilities	16
Statements of Operations	16
Statements of Changes in Net Assets	18
Financial Highlights	20
NOTES TO FINANCIAL STATEMENTS	22
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
DISCLOSURE OF EXPENSES	29
ADDITIONAL INFORMATION	31
TRUSTEES & OFFICERS	32

2023 Annual Report 1

Letter to Shareholders

Dear Fellow Shareholders:

After a challenging performance year in 2022, we are pleased to demonstrate the resilience of our investment process and our conviction in the long-term holding periods of our portfolios. As we had commented in our semi-annual letter, when looking across the broader market indices, large-cap significantly outperformed small-cap in 2023. Within those larger-capitalization indices, Growth continued to significantly outpace Value. For example, in the Russell 1000, the Growth subset returned 42.68%, compared to a return of 11.46% for the Russell 1000 Value subset. Within the smaller-cap Russell 2000 and microcap indices, however, Growth and Value were much closer in their returns.

In terms of the larger US economy, much of the focus in 2023 remained on the Federal Reserve’s cadence of interest rate increases over the course of the year, and anticipation of an eventual signaling of future rate cuts. Meanwhile, the overall health of the US economy continued to be resilient and healthy despite the conjecture and speculation around the Fed’s rate moves, and the ensuing market gyrations. The most recent US jobs report showed a continued steadiness, with the unemployment rate remaining at 3.7% . As an interesting data point, US unemployment has remained below 4% for nearly two years—the longest period since the Vietnam War. Wage gains have remained moderate in recent months, bolstering hopes that the Fed could in fact achieve a soft landing without triggering a recession.

In contrast, the ISM Manufacturing index remains in contractionary territory for its 14th month, coming in at 47.4 for December. As a minor bright spot, the Manufacturing index increased slightly from its November reading. The ISM Services index fared better, coming in at 50.6, for its 12th month of expansion. Lastly, the most recent reading of the much watched CPI inflation index was 3.4%, a slight sequential uptick, but still meaningfully lower than its 6.5% rate at this point a year ago. While mortgage rates remain elevated at 7%-plus for the average 30-year rate, the US consumer overall appears to be holding their own as we head into a year with lower borrowing costs.

We see multiple reasons to believe that despite potential bumps in the road, there are sustainable secular trends for the US economy, including the CHIPS Act, reshoring and onshoring of manufacturing across a variety of sectors. Moreover, the continued slowing of inflation combined with the apparent signaling that the Fed has reached the end of its rate hikes, should provide a positive backdrop for equity markets. Moreover, US small-cap equities have in fact lagged large-cap in recent months providing an additional potential tailwind for our investment universe.

While the domestic US economy remains robust and apparently stable, the same cannot be said for the global landscape. The Russia-Ukraine war grinds on, heading into its third year, with no clear end in sight. Furthermore, the October shock of the Israel-Gaza war remains at the forefront of geopolitical uncertainty, particularly with regard to the prospect of a broader Middle East regional conflict across multiple nations. Looking ahead to 2024, it is an election year not only in the US, but for an unprecedented number of countries around the world. Clearly the US Presidential election is a focus and concern for many, as the first primaries commence in the very near future.

Our core investment approach remains the same in 2024: continue to seek out quality companies with strong leadership teams; focus on discounted valuation among underappreciat-ed and underfollowed names; identify companies with strong free cash flow profiles that allow them to invest in future growth. At the same time, we remain engaged with our existing holdings; speaking consistently with management, while continuing to evaluate their valuations and price targets. As the next quarterly earnings season approaches, we believe that 2024 will be a year where the quality and sustainability of companies’ earnings growth will be increasingly scrutinized. There is clearly no silver bullet when it comes to an investment process, and yet we believe that our bottom-up analysis and long-term outlook should allow us to deliver outperformance over time.

2023 Annual Report 2

Paradigm Value Fund

The Paradigm Value Fund increased 13.31% for the calendar year 2023, compared to a 14.65% increase for its benchmark, the Russell 2000 Value Index. Since inception (January 1, 2003) on an annualized basis, the Fund has returned 11.83%, compared to 9.25% for the benchmark.

The Industrials sector was the largest contributor to absolute portfolio performance in 2023 due to a combination of strong stock selection and overweight allocation to this sector.

From a sector perspective, there were no significant detractors in 2023.

Paradigm Select Fund

The Paradigm Select Fund appreciated 26.94% for the calendar year 2023, compared to an appreciation of 17.42% for its benchmark, the Russell 2500 Index. Since inception (January 1, 2005) on an annualized basis, the Fund has returned 9.98%, compared to 8.62% for the benchmark.

The Industrials and the Information Technology sectors were the greatest contributors to absolute performance in 2023 due to a combination of strong stock selection and overweight allocation to these sectors.

The Health Care sector nominally underperformed in 2023, reflecting stock-specific head-winds in Health Care Equipment & Supplies and Life Sciences Tools & Services industries.

Paradigm Micro-Cap Fund

The Paradigm Micro-Cap Fund gained 17.89% for the calendar year 2023, compared to a gain of 9.33% for its benchmark, the Russell Microcap Index. Since inception (January 1, 2008) on an annualized basis, the Fund has returned 9.57%, compared to 6.52% for the benchmark.

The Industrials and the Information Technology sectors were the greatest contributors to absolute performance in 2023 due to a combination of strong stock selection and overweight allocation to these sectors.

There were no material detractors in 2023 from a sector perspective.

Sincerely,

Candace King Weir President and Chief Investment Officer Paradigm Funds Advisor LLC	Amelia F. Weir Senior Vice President Paradigm Funds Advisor LLC

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume that all dividends and distributions were reinvested and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher that the performance data quoted. Statements concerning financial market trends are based on current market conditions, which will fluctuate. Any statements of opinion constitute only current opinions of Paradigm Funds Advisor LLC which are subject to change. Investment in the Funds

2023 Annual Report 3

involves a risk of loss. The Russell 2000 Value Index, Russell 2500 Index and Russell Microcap Index are U.S. equity indices. These indices are included for informational purposes only and may not be representative of the type of investments made by the Funds. Investors cannot invest directly in an index. References made to these indices are for comparative purposes only. To obtain performance data current to the most recent month end, please call 1-800-239-0732 or visit our website at www.paradigm-funds.com. The prospectus should be read carefully before investing.

2023 Annual Report 4

Paradigm Funds (Unaudited)

PARADIGM VALUE FUND Sector Allocation as of December 31, 2023 (As a Percentage of Equity Securities Held)

PARADIGM SELECT FUND Sector Allocation as of December 31, 2023 (As a Percentage of Equity Securities Held)

2023 Annual Report 5

Paradigm Funds (Unaudited)

PARADIGM MICRO-CAP FUND Sector Allocation as of December 31, 2023 (As a Percentage of Equity Securities Held)

2023 Annual Report 6

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended December 31, 2023.

December 31, 2023 NAV $55.72

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Value Fund	13.31%	5.52%	11.09%	8.69%
Russell 2000® Value Index(B)	14.65%	7.94%	10.00%	6.76%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 1.50% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2023 Annual Report 7

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended December 31, 2023.

December 31, 2023 NAV $69.11

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Select Fund	26.94%	6.99%	16.38%	10.68%
Russell 2500® Index(B)	17.42%	4.25%	11.67%	8.36%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “mid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio (before any fee waiver) is 1.50%, and 1.15% post waiver. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of its average daily net assets through April 30, 2024. The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2023 Annual Report 8

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Period Ended December 31, 2023.

December 31, 2023 NAV $51.07

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Micro-Cap Fund	17.89%	6.19%	16.56%	9.97%
Russell Microcap® Index(B)	9.33%	0.61%	8.56%	5.79%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap® Index is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Investors cannot invest directly in an index. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 1.25% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2023 Annual Report 9

Paradigm Value Fund

		Schedule of Investments
		December 31, 2023
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Air Courier Services
37,000	Air Transport Services Group, Inc. *	$651,570	1.29%
Aircraft Parts & Auxiliary Equipment, NEC
10,000	Ducommun Incorporated *	520,600	1.03%
Communications Services, NEC
30,000	Calix, Inc. *	1,310,700	2.59%
Computer Communications Equipment
124,300	A10 Networks, Inc.	1,637,031
40,000	Extreme Networks, Inc. *	705,600
		2,342,631	4.63%
Electrical Work
13,800	EMCOR Group Inc.	2,972,934	5.88%
Industrial Organic Chemicals
21,700	Sensient Technologies Corporation	1,432,200	2.83%
Laboratory Analytical Instruments
12,500	Revvity, Inc.	1,366,375	2.70%
Measuring & Controlling Devices, NEC
10,000	Onto Innovation Inc. *	1,529,000	3.02%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
69,510	Summit Materials, Inc. - Class A *	2,673,355	5.29%
Motor Vehicle Parts & Accessories
30,000	Modine Manufacturing Company *	1,791,000	3.54%
National Commercial Banks
32,000	First Merchants Corporation	1,186,560
15,000	National Bank Holdings Corporation - Class A	557,850
		1,744,410	3.45%
Pharmaceutical Preparations
30,000	Organon & Co.	432,600	0.86%
Printed Circuit Boards
15,000	Jabil, Inc.	1,911,000	3.78%
Radio & TV Broadcasting & Communications Equipment
10,000	Aviat Networks, Inc. *	326,600	0.65%
Retail - Catalog & Mail-Order Houses
7,000	Insight Enterprises, Inc. *	1,240,330	2.45%
Retail - Family Clothing Stores
67,600	American Eagle Outfitters, Inc.	1,430,416	2.83%
Retail - Retail Stores, NEC
6,000	IAC Inc. *	314,280	0.62%
Retail - Shoe Stores
51,000	Designer Brands Inc. - Class A	451,350	0.89%
Semiconductors & Related Devices
44,600	Kulicke & Soffa Industries Inc. (Singapore)	2,440,512
11,700	Qorvo, Inc. *	1,317,537
		3,758,049	7.43%
Services - Business Services, NEC
5,900	Concentrix Corporation	579,439
130,000	Conduent Incorporated *	474,500
		1,053,939	2.08%
Services - Help Supply Services
36,500	Kforce Inc.	2,465,940	4.88%
Services - Home Health Care Services
18,900	Addus HomeCare Corporation *	1,754,865	3.47%
Services - Management Services
60,000	R1 RCM Inc. *	634,200	1.25%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 10

Paradigm Value Fund

		Schedule of Investments
		December 31, 2023
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Services - Medical Laboratories
29,000	RadNet, Inc. *	$1,008,330	1.99%
Services - Prepackaged software
6,666	Consensus Cloud Solutions Inc. *	174,716	0.35%
Services - Services, NEC
50,000	Enviri Corporation *	450,000	0.89%
Services - Skilled Nursing Care Facilities
10,000	The Ensign Group, Inc.	1,122,100	2.22%
Special Industry Machinery (No Metalworking Machinery)
3,500	Kadant Inc.	981,085	1.94%
Special Industry Machinery, NEC
28,100	Azenta, Inc. *	1,830,434
20,000	Veeco Instruments Inc. *	620,600
		2,451,034	4.85%
State Commercial Banks
9,000	Banner Corporation	482,040
21,000	Renasant Corporation	707,280
		1,189,320	2.35%
Surgical & Medical Instruments & Apparatus
40,000	Orthofix Medical Inc. *	539,200
30,000	Tactile Systems Technology, Inc. *	429,000
		968,200	1.91%
Telegraph & Other Message Communications
7,200	Ziff Davis, Inc. *	483,768	0.96%
Telephone & Telegraph Apparatus
6,000	Fabrinet (Thailand) *	1,141,980
200,000	Infinera Corporation *	950,000
		2,091,980	4.14%
Transportation Services
9,900	GATX Corp.	1,190,178	2.35%
Water, Sewer, Pipeline, Comm & Power Line Construction
18,000	Primoris Services Corporation	597,780	1.18%
Wholesale - Computers & Peripheral Equipment & Software
10,832	TD SYNNEX Corporation	1,165,631	2.31%
Total for Common Stocks (Cost $17,087,548)		47,982,466	94.88%
REAL ESTATE INVESTMENT TRUSTS
10,950	Mid-America Apartment Communities Inc.	1,472,337
Total for Real Estate Investment Trusts (Cost $306,603)		1,472,337	2.91%
MONEY MARKET FUNDS
1,335,210	SEI Daily Income Trust Government Fund Institutional
	Class 5.03% **	1,335,210	2.64%
Total for Money Market Funds (Cost $1,335,210)
Total Investment Securities		50,790,013	100.43%
	(Cost $18,729,361)
Liabilities in Excess of Other Assets		(218,864)	-0.43%
Net Assets		$50,571,149	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2023. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 11

Paradigm Select Fund

			Schedule of Investments
			December 31, 2023
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
50,000	Ducommun Incorporated *	$2,603,000	2.28%
Communications Equipment, NEC
24,600	Lumentum Holdings Inc. *	1,289,532	1.13%
Communications Services, NEC
30,000	Calix, Inc. *	1,310,700	1.15%
Electrical Work
28,850	EMCOR Group Inc.	6,215,156	5.44%
Electromedical & Electrotherapeutic Apparatus
10,200	Masimo Corporation *	1,195,542	1.05%
Fire, Marine & Casualty Insurance
6,450	American Financial Group Inc.	766,840	0.67%
General Industrial Machinery & Equipment
86,100	Zurn Elkay Water Solutions Corp.	2,532,201	2.22%
In Vitro & In Vivo Diagnostic Substances
133,200	Neogen Corporation *	2,678,652	2.34%
Industrial Organic Chemicals
27,100	Sensient Technologies Corporation	1,788,600	1.56%
Instruments for Measurement & Testing of Electricity & Electric Signals
33,650	Teradyne, Inc.	3,651,698	3.19%
Laboratory Analytical Instruments
34,350	Revvity, Inc.	3,754,799	3.28%
Measuring & Controlling Devices, NEC
12,000	Onto Innovation Inc. *	1,834,800	1.60%
Miscellaneous Manufacturing Industries
16,600	Hillenbrand, Inc.	794,310	0.69%
Motors & Generators
12,200	Regal Rexnord Corporation	1,805,844	1.58%
Pharmaceutical Preparations
30,000	Organon & Co.	432,600	0.38%
Plastics Products
16,000	Entegris, Inc.	1,917,120	1.68%
Printed Circuit Boards
25,400	Jabil, Inc.	3,235,960	2.83%
Radio & TV Broadcasting & Communications Equipment
40,000	Aviat Networks, Inc. *	1,306,400	1.14%
Retail - Catalog & Mail-Order Houses
11,700	Insight Enterprises, Inc. *	2,073,123	1.81%
Retail - Family Clothing Stores
62,000	American Eagle Outfitters, Inc.	1,311,920	1.15%
Retail - Lumber & Other Building Materials Dealers
51,025	Builders FirstSource, Inc. *	8,518,114	7.45%
Retail - Radio, TV & Consumer Electronics Stores
41,900	Best Buy Co., Inc.	3,279,932	2.87%
Retail - Retail Stores, NEC
19,625	IAC Inc. *	1,027,957	0.90%
Search, Detection, Navigation, Guidance, Aeronautical Systems
19,075	Garmin Ltd. (Switzerland)	2,451,901	2.14%
Semiconductors & Related Devices
80,175	Kulicke & Soffa Industries Inc. (Singapore)	4,387,176
75,700	Marvell Technology, Inc.	4,565,467
12,800	Qorvo, Inc. *	1,441,408
40,000	Semtech Corporation *	876,400
25,000	Skyworks Solutions, Inc.	2,810,500
		14,080,951	12.32%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 12

Paradigm Select Fund

		Schedule of Investments
		December 31, 2023
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Services - Business Services, NEC
34,000	Concentrix Corporation	$3,339,140	2.92%
Services - Help Supply Services
77,625	Kelly Services, Inc. - Class A	1,678,252
68,325	Kforce Inc.	4,616,037
		6,294,289	5.51%
Services - Management Services
100,000	R1 RCM Inc. *	1,057,000	0.92%
Services - Medical Laboratories
68,800	Natera, Inc. *	4,309,632	3.77%
Services - Prepackaged Software
11,100	Consensus Cloud Solutions Inc. *	290,931
32,100	Progress Software Corporation	1,743,030
		2,033,961	1.78%
Services - Skilled Nursing Care Facilities
17,100	The Ensign Group, Inc.	1,918,791	1.68%
Steel Pipe & Tubes
18,000	ATI Inc. *	818,460	0.72%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
15,600	Carpenter Technology Corporation	1,104,480	0.97%
Surgical & Medical Instruments & Apparatus
106,200	Globus Medical, Inc. - Class A *	5,659,398
20,000	Tactile Systems Technology, Inc. *	286,000
		5,945,398	5.20%
Title Insurance
5,900	Fidelity National Financial, Inc.	301,018	0.26%
Wholesale - Computers & Peripheral Equipment & Software
18,000	TD SYNNEX Corporation	1,936,980	1.69%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
18,000	EnerSys	1,817,280	1.59%
Wholesale - Lumber & Other Construction Materials
42,000	Boise Cascade Company	5,433,120	4.75%
Total for Common Stocks (Cost $71,650,925)		108,167,201	94.61%
REAL ESTATE INVESTMENT TRUSTS
10,350	Mid-America Apartment Communities Inc.	1,391,661	1.22%
Total for Real Estate Investment Trusts (Cost $1,225,246)
MONEY MARKET FUNDS
4,662,888	SEI Daily Income Trust Government Fund Institutional
	Class 5.03% **	4,662,888	4.08%
Total for Money Market Funds (Cost $4,662,888)
Total Investment Securities		114,221,750	99.91%
	(Cost $77,539,059)
Other Assets in Excess of Liabilities		101,318	0.09%
Net Assets		$114,323,068	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 13

Paradigm Micro-Cap Fund

			Schedule of Investments
			December 31, 2023
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
80,000	Ducommun Incorporated *	$4,164,800	2.72%
Communications Services, NEC
60,000	Calix, Inc. *	2,621,400	1.71%
Computer Communications Equipment
200,000	A10 Networks, Inc.	2,634,000
300,000	Extreme Networks, Inc. *	5,292,000
		7,926,000	5.18%
Electronic Computers
20,000	Omnicell, Inc. *	752,600	0.49%
Footwear (No Rubber)
140,000	Caleres, Inc.	4,302,200	2.81%
Household Audio & Video Equipment
50,800	Arlo Technologies, Inc. *	483,616	0.32%
Industrial Organic Chemicals
800,000	Codexis, Inc. *	2,440,000
5,950	Sensient Technologies Corporation	392,700
		2,832,700	1.85%
Instruments For Measurement & Testing of Electricity & Electric Signals
32,650	Cohu, Inc. *	1,155,484	0.75%
Measuring & Controlling Devices, NEC
50,000	Onto Innovation Inc. *	7,645,000	5.00%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
110,000	Summit Materials, Inc. - Class A *	4,230,600	2.76%
Miscellaneous Manufacturing Industries
5,200	Hillenbrand, Inc.	248,820	0.16%
Motor Vehicle Parts & Accessories
200,000	Modine Manufacturing Company *	11,940,000	7.80%
Pharmaceutical Preparations
300,000	Eton Pharmaceuticals, Inc. *	1,314,000
160,000	Ocular Therapeutix, Inc. *	713,600
100,000	Organon & Co.	1,442,000
		3,469,600	2.27%
Radio & TV Broadcasting & Communications Equipment
100,000	Aviat Networks, Inc. *	3,266,000
247,300	Cambium Networks Corporation *	1,483,800
		4,749,800	3.10%
Retail - Apparel & Accessory Stores
120,000	Citi Trends, Inc. *	3,393,600	2.22%
Retail - Catalog & Mail-Order Houses
40,000	Insight Enterprises, Inc. *	7,087,600	4.63%
Retail - Family Clothing Stores
13,300	American Eagle Outfitters, Inc.	281,428	0.18%
Semiconductors & Related Devices
33,700	Kulicke & Soffa Industries Inc. (Singapore)	1,844,064
20,000	Semtech Corporation *	438,200
120,000	Ultra Clean Holdings, Inc. *	4,096,800
		6,379,064	4.17%
Services - Computer Integrated Systems Design
1,200,000	Ribbon Communications Inc. *	3,480,000	2.27%
Services - Health Services
250,000	The Pennant Group, Inc. *	3,480,000	2.27%
Services - Help Supply Services
55,000	Cross Country Healthcare, Inc. *	1,245,200
130,500	Kelly Services, Inc. - Class A	2,821,410
		4,066,610	2.66%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 14

Paradigm Micro-Cap Fund

		Schedule of Investments
		December 31, 2023
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Services - Home Health Care Services
19,700	Addus HomeCare Corporation *	$1,829,145	1.20%
Services - Management Services
300,000	R1 RCM Inc. *	3,171,000	2.07%
Services - Miscellaneous Health & Allied Services, NEC
320,000	Viemed Healthcare, Inc. *	2,512,000	1.64%
Services - Prepackaged Software
10,900	Progress Software Corporation	591,870	0.39%
Services - Services, NEC
400,000	Enviri Corp. *	3,600,000	2.35%
Services - Skilled Nursing Care Facilities
40,000	The Ensign Group, Inc.	4,488,400	2.93%
Special Industry Machinery (No Metalworking Machinery)
15,100	Kadant Inc.	4,232,681	2.77%
Special Industry Machinery, NEC
40,000	Axcelis Technologies, Inc. *	5,187,600
9,800	Azenta, Inc. *	638,372
150,000	Veeco Instruments Inc. *	4,654,500
		10,480,472	6.85%
Surgical & Medical Instruments & Apparatus
60,900	AtriCure, Inc. *	2,173,521
500,000	MiMedx Group, Inc. *	4,385,000
200,000	Orthofix Medical, Inc. *	2,696,000
92,600	OrthoPediatrics Corp. *	3,010,426
20,000	SI-BONE, Inc. *	419,800
200,000	Tactile Systems Technology, Inc. *	2,860,000
140,000	TELA Bio, Inc. *	926,800
		16,471,547	10.76%
Telephone & Telegraph Apparatus
250,000	ADTRAN Holdings, Inc.	1,835,000
600,000	Infinera Corporation *	2,850,000
		4,685,000	3.06%
Women's, Misses', and Juniors Outerwear
60,000	J.Jill, Inc. *	1,546,800	1.01%
Total for Common Stocks (Cost $76,802,154)		138,299,837	90.35%
CONTINGENT VALUE RIGHTS
300,000	Pacira BioSciences Inc. Contingent Value Rights * +	126,000	0.08%
Total for Contingent Value Rights (Cost $186,000)
MONEY MARKET FUNDS
12,366,144	SEI Daily Income Trust Government Fund Institutional
	Class 5.03% **	12,366,144	8.08%
Total for Money Market Funds (Cost $12,366,144)
Total Investment Securities		150,791,981	98.51%
	(Cost $89,354,298)
Other Assets in Excess of Liabilities		2,279,093	1.49%

Net Assets		$153,071,074	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2023. + Level 3.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 15

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2023	Fund	Fund

Assets:
Investment Securities at Fair Value*	$50,790,013	$114,221,750
Cash	-	13,925
Receivable for Fund Shares Sold	25,580	144,982
Dividends Receivable	26,399	72,461
Total Assets	50,841,992	114,453,118
Liabilities:
Payable for Fund Shares Redeemed	207,919	23,740
Payable to Advisor	62,924	106,310
Total Liabilities	270,843	130,050
Net Assets	$50,571,149	$114,323,068
Net Assets Consist of:
Paid In Capital	$18,525,389	$82,327,253
Total Distributable Earnings	32,045,760	31,995,815
Net Assets	$50,571,149	$114,323,068

Net Asset Value, Offering and Redemption Price (Note 2)	$55.72	$69.11

* Investments at Identified Cost	$18,729,361	$77,539,059

Shares Outstanding (Unlimited number of shares	907,555	1,654,149
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2023

Investment Income:
Dividends (Net of foreign taxes of $1,177 and $0, respectively)	$487,512	$1,491,200
Total Investment Income	487,512	1,491,200
Expenses:
Investment Advisor Fees	716,476	1,480,240
Total Expenses	716,476	1,480,240
Less: Expenses Waived	-	(345,389)
Net Expenses	716,476	1,134,851

Net Investment Income (Loss)	(228,964)	356,349

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	3,218,979	(1,353,410)
Net Change in Net Unrealized Appreciation on Investments	3,073,192	25,418,355
Net Realized and Unrealized Gain on Investments	6,292,171	24,064,945

Net Increase in Net Assets from Operations	$6,063,207	$24,421,294

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 16

Paradigm Funds

Statement of Assets and Liabilities	Micro-Cap
December 31, 2023	Fund

Assets:
Investment Securities at Fair Value*	$150,791,981
Receivable for Fund Shares Sold	2,541,639
Dividends Receivable	71,907
Total Assets	153,405,527
Liabilities:
Payable for Fund Shares Redeemed	134,091
Payable for Securities Purchased	49,056
Payable to Advisor	151,306
Total Liabilities	334,453
Net Assets	$153,071,074
Net Assets Consist of:
Paid In Capital	$92,000,770
Total Distributable Earnings	61,070,304
Net Assets	$153,071,074

Net Asset Value, Offering and Redemption Price (Note 2)	$51.07

* Investments at Identified Cost	$89,354,298

Shares Outstanding (Unlimited number of shares	2,997,212
authorized without par value)

Statement of Operations
For the fiscal year ended December 31, 2023

Investment Income:
Dividends (Net of foreign taxes $882)	$550,653
Total Investment Income	550,653
Expenses:
Investment Advisor Fees	1,598,758
Total Expenses	1,598,758

Net Investment Loss	(1,048,105)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	413,059
Net Change in Net Unrealized Appreciation on Investments	21,899,783
Net Realized and Unrealized Gain on Investments	22,312,842

Net Increase in Net Assets from Operations	$21,264,737

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 17

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2023	1/1/2022	1/1/2023	1/1/2022
	to	to	to	to
	12/31/2023	12/31/2022	12/31/2023	12/31/2022
From Operations:
Net Investment Income (Loss)	$(228,964)	$(265,268)	$356,349	$(42,514)
Capital Gain Distributions from Real Estate Investment
Trusts	-	2,581	-	1,951
Net Realized Gain (Loss) on Investments	3,218,979	4,162,466	(1,353,410)	(3,314,366)
Net Change in Unrealized Appreciation on Investments	3,073,192	(18,827,720)	25,418,355	(38,898,756)
Net Increase (Decrease) in Net Assets from Operations	6,063,207	(14,927,941)	24,421,294	(42,253,685)

From Distributions to Shareholders:	(3,099,373)	(3,896,762)	(348,479)	(8,963)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,554,253	4,062,987	25,248,028	48,509,238
Proceeds from Redemption Fees (Note 2)	1,282	7,270	7,591	51,067
Shares Issued on Reinvestment of Dividends	3,046,672	3,820,161	337,762	8,741
Cost of Shares Redeemed	(5,515,163)	(16,745,478)	(28,833,853)	(61,342,509)
Net Decrease from Shareholder Activity	(912,956)	(8,855,060)	(3,240,472)	(12,773,463)

Net Increase (Decrease) in Net Assets	2,050,878	(27,679,763)	20,832,343	(55,036,111)

Net Assets at Beginning of Year	48,520,271	76,200,034	93,490,725	148,526,836

Net Assets at End of Year	$50,571,149	$48,520,271	$114,323,068	$93,490,725

Share Transactions:
Issued	28,659	65,621	406,475	748,194
Reinvested	54,019	72,599	4,842	159
Redeemed	(102,469)	(277,652)	(469,268)	(1,036,528)
Net Decrease in Shares	(19,791)	(139,432)	(57,951)	(288,175)
Shares Outstanding Beginning of Year	927,346	1,066,778	1,712,100	2,000,275
Shares Outstanding End of Year	907,555	927,346	1,654,149	1,712,100

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 18

Paradigm Funds

Statements of Changes in Net Assets	Micro-Cap Fund

	1/1/2023	1/1/2022
	to	to
	12/31/2023	12/31/2022
From Operations:
Net Investment Loss	$(1,048,105)	$(1,103,783)
Net Realized Gain (Loss) on Investments	413,059	(700,208)
Net Change in Unrealized Appreciation on Investments	21,899,783	(30,629,145)
Net Increase (Decrease) in Net Assets from Operations	21,264,737	(32,433,136)

From Distributions to Shareholders:	-	-

From Capital Share Transactions:
Proceeds From Sale of Shares	26,403,688	8,191,171
Proceeds from Redemption Fees (Note 2)	9,050	35,061
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(7,936,099)	(22,509,702)
Net Increase (Decrease) from Shareholder Activity	18,476,639	(14,283,470)
Net Increase (Decrease) in Net Assets	39,741,376	(46,716,606)

Net Assets at Beginning of Year	113,329,698	160,046,304

Net Assets at End of Year	$153,071,074	$113,329,698

Share Transactions:
Issued	548,374	174,760
Reinvested	-	-
Redeemed	(167,276)	(491,471)
Net Increase (Decrease) in Shares	381,098	(316,711)
Shares Outstanding Beginning of Year	2,616,114	2,932,825
Shares Outstanding End of Year	2,997,212	2,616,114

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 19

Paradigm Value Fund

Financial Highlights

Selected data for a share outstanding	1/1/2023		1/1/2022	1/1/2021	1/1/2020	1/1/2019
throughout the year:	to		to	to	to	to
	12/31/2023		12/31/2022	12/31/2021	12/31/2020	12/31/2019
Net Asset Value - Beginning of Year	$52.32		$71.43	$56.29	$48.83	$41.94
Net Investment Income (Loss) (a)	(0.26)		(0.29)	(0.53)	(0.14)	0.05
Net Gain (Loss) on Investments (Realized and Unrealized)	7.27		(14.28)	17.56	8.81	9.29
Total from Investment Operations	7.01		(14.57)	17.03	8.67	9.34
Distributions (From Net Investment Income)	-		-	-	(0.04)	(0.02)
Distributions (From Capital Gains)	(3.61)		(4.55)	(1.91)	(1.18)	(2.43)
Total Distributions	(3.61)		(4.55)	(1.91)	(1.22)	(2.45)
Proceeds from Redemption Fees (Note 2)	-	+	0.01	0.02	0.01	-	+
Net Asset Value - End of Year	$55.72		$52.32	$71.43	$56.29	$48.83
Total Return (b)	13.31%		(20.42)%	30.30%	17.78%	22.27%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$50,571		$48,520	$76,200	$57,693	$54,889
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets	(0.48)%		(0.50)%	(0.78)%	(0.32)%	0.12%
Portfolio Turnover Rate	12.04%		1.87%	10.61%	11.64%	12.31%

Paradigm Select Fund

Financial Highlights

Selected data for a share outstanding throughout the year:	1/1/2023		1/1/2022	1/1/2021	1/1/2020		1/1/2019
	to		to	to	to		to
	12/31/2023		12/31/2022	12/31/2021	12/31/2020		12/31/2019
Net Asset Value - Beginning of Year	$54.61		$74.25	$56.71	$45.04		$32.75
Net Investment Income (Loss) (a)	0.22		(0.02)	(0.19)	(0.11)		0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	14.49		(19.64)	17.78	11.83		12.54
Total from Investment Operations	14.71		(19.66)	17.59	11.72		12.55
Distributions (From Net Investment Income)	(0.21)		-	-	-	+	(0.01)
Distributions (From Capital Gains)	-		(0.01)	(0.13)	(0.06)		(0.25)
Total Distributions	(0.21)		(0.01)	(0.13)	(0.06)		(0.26)
Proceeds from Redemption Fees (Note 2)	-	+	0.03	0.08	0.01		-	+

Net Asset Value - End of Year	$69.11		$54.61	$74.25	$56.71		$45.04
Total Return (b)	26.94%		(26.44)%	31.16%	26.05%		38.32%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$114,323		$93,491	$148,527	$64,970		$36,744
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.50%		1.50%
After Waiver
Ratio of Expenses to Average Net Assets (c)	1.15%		1.15%	1.15%	1.15%		1.15%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	0.36%		(0.04)%	(0.28)%	(0.26)%		0.03%
Portfolio Turnover Rate	21.49%		29.45%	8.64%	11.10%		15.27%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor. See Note 4.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 20

Paradigm Micro-Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the year:	1/1/2023		1/1/2022	1/1/2021	1/1/2020		1/1/2019
	to		to	to	to		to
	12/31/2023		12/31/2022	12/31/2021	12/31/2020		12/31/2019
Net Asset Value - Beginning of Year	$43.32		54.57	43.13	$30.91		$25.26
Net Investment Loss (a)	(0.39)		(0.41)	(0.47)	(0.15)		(0.02)
Net Gain (Loss) on Investments (Realized and Unrealized)	8.14		(10.85)	12.51	14.63		5.67
Total from Investment Operations	7.75		(11.26)	12.04	14.48		5.65
Distributions (From Net Investment Income)	-		-	-	-		-
Distributions (From Capital Gains)	-		-	(0.61)	(2.26)		-	+
Total Distributions	-		-	(0.61)	(2.26)		-
Proceeds from Redemption Fees (Note 2)	-	+	0.01	0.01	-	+	-
Net Asset Value - End of Year	$51.07		$43.32	$54.57	$43.13		$30.91
Total Return (b)	17.89%		(20.62)%	27.94%	46.85%		22.38%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$153,071		$113,330	$160,046	$98,405		$63,506
Ratio of Expenses to Average Net Assets	1.25%		1.25%	1.25%	1.25%		1.25%
Ratio of Net Investment Loss to Average
Net Assets	(0.82)%		(0.92)%	(0.91)%	(0.48)%		(0.06)%
Portfolio Turnover Rate	38.31%		34.91%	46.02%	81.04%		86.09%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 21

NOTES TO FINANCIAL STATEMENTS PARADIGM FUNDS December 31, 2023

1.) ORGANIZATION
Paradigm Funds (the “Trust”) is an open-end management investment company that was organized in Ohio as a business trust on September 13, 2002, that offers shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. Value’s investment objective is long-term capital appreciation. The Paradigm Select Fund (“Select”) commenced operations on January 1, 2005. Select’s investment objective is long-term capital appreciation. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Micro-Cap’s investment objective is long-term capital appreciation. Under normal circumstances, Micro-Cap invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Value, Select and Micro-Cap are all diversified funds. The advisor to Value, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Funds use the highest cost basis which is a form of specific identification in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: Each Fund’s net asset value (the “NAV”) is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended December 31, 2023, proceeds from redemption fees were $1,282, $7,591 and $9,050 for Value, Select and Micro-Cap, respectively.

INCOME TAXES: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Funds identify their major tax jurisdictions as U.S. federal and New York State tax authorities; the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next

2023 Annual Report 22

Notes to Financial Statements - continued

twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2023, the Funds did not incur any interest or penalties.

ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. These adjustments were primarily attributed to the reclassification of net operating loss and the use of equalization for tax purposes.

Value
Paid In Capital	($109,358)
Total Distributable Earnings	$109,358

Micro-Cap
Paid In Capital	($1,048,105)
Total Distributable Earnings	$1,048,105

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

2023 Annual Report 23

Notes to Financial Statements - continued

Equity securities (common stocks and REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Committee, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the underlying funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 (the “1940 Act”) and oversees the Valuation Committee.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2023:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$47,982,466	$-	$-	$47,982,466
Real Estate Investment Trusts	1,472,337	-	-	1,472,337
Money Market Funds	1,335,210	-	-	1,335,210
Total	$50,790,013	$-	$-	$50,790,013

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$108,167,201	$-	$-	$108,167,201
Real Estate Investment Trusts	1,391,661	-	-	1,391,661
Money Market Funds	4,662,888	-	-	4,662,888
Total	$114,221,750	$-	$-	$114,221,750

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$138,299,837	$ -	$ -	$138,299,837
Contingent Value Rights	-	-	126,000	126,000
Money Market Funds	12,366,144	-	-	12,366,144
Total	$150,665,981	$ -	$126,000	$150,791,981

The Funds did not hold any material level 3 assets during the fiscal year ended December 31, 2023. As of December 31, 2023, level 3 contingent value rights held in Micro-Cap represented 0.08% of the Fund's net assets. A reconciliation of level 3 investments, including certain disclosures related to significant inputs used in valuing level 3 investments, is therefore excluded.

The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2023.

2023 Annual Report 24

Notes to Financial Statements - continued

4.) INVESTMENT ADVISORY AGREEMENTS
The Trust, with respect to each of the Funds, has an investment advisory agreement (collectively the “Management Agreements”) with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trustees and Trust officers with respect thereto. The Funds will also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the 1940 Act, as amended (none are currently authorized). The Advisor also pays the salaries and fees of all of its officers and employees that serve as Trustees and Trust Officers. For its services and payment of certain Fund expenses as described above, the Advisor receives an annual investment management fee of 1.50%, 1.50% and 1.25% of the average daily net assets from Value, Select and Micro-Cap, respectively. The Advisor’s investment management fee is accrued daily and is typically paid monthly. As a result of the above calculations, for the fiscal year ended December 31, 2023, the Advisor earned management fees (before the waivers described below) totaling $716,476, $1,480,240 and $1,598,758 for Value, Select and Micro-Cap, respectively. At December 31, 2023, $62,924, $106,310 and $151,306 was due to the Advisor from Value, Select and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.15% of daily net assets through April 30, 2024. The Advisor waived $345,389 for the fiscal year ended December 31, 2023, for Select, pursuant to its contractual agreement. There is no recapture provision to this waiver.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were each paid $8,000, for a total of $32,000, in Trustees fees for the fiscal year ended December 31, 2023, for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2023, purchases and sales of investment securities other than U.S. government obligations and short-term investments were as follows:

	Value	Select	Micro-Cap
Purchases	$5,643,724	$20,686,730	$52,310,635
Sales	$10,274,501	$25,941,016	$46,298,012

There were no purchases or sales of U.S. government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act, as amended. At December 31, 2023, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, for the benefit of its customers, held, in aggregate, 27.04% of Value, and therefore also may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 35.68%, of Select, and therefore may be deemed to control Select. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 64.51% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

8.) TAX MATTERS
For federal income tax purposes, at December 31, 2023, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

2023 Annual Report 25

Notes to Financial Statements - continued

	Value	Select	Micro-Cap
Cost of Investments	$18,744,253	$77,642,770	$89,422,715

Gross Unrealized Appreciation	$32,447,141	$41,863,358	$64,039,355
Gross Unrealized Depreciation	(401,381)	(5,284,378)	(2,670,089)
Net Unrealized Appreciation
(Depreciation) on Investments	$32,045,760	$36,578,980	$61,369,266

The tax character of distributions paid during the fiscal years ended December 31, 2023 and 2022 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Value
Ordinary Income	$ –	$ –
Long-term Capital Gain	3,099,373	3,896,762
	$3,099,373	$3,896,762

Select
Ordinary Income	$ 348,479	$ –
Long-term Capital Gain	–	8,963
	$ 348,479	$ 8,963

Micro-Cap
Ordinary Income	$ –	$ –
Long-term Capital Gain	–	–
	$ –	$ –

As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Value	Select
Accumulated Ordinary Income	$ –	$ 7,870
Short-Term Capital Loss Carryforward	–	(2,395,691)
Long-Term Capital Loss Carryforward	–	(2,195,344)
Net Unrealized Appreciation	32,045,760	36,578,980
	$32,045,760	$31,995,815

	Micro-Cap
Short-Term Capital Loss Carryforward	$ (298,962)
Net Unrealized Appreciation	61,369,266
	$61,070,304

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and temporary tax basis adjustments resulting from underlying investment mergers. All capital loss carryforwards have no expiration. Micro Cap utilized $339,414 of Short-Term Capital Loss Carryforward during the year ended December 31, 2023.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2023, Value had 35% and 25% of its equity securities held invested in stocks within the Information Technology sector and the Industrials sector, respectively; Select had 33% and 36% of its equity securities held invested in stocks within the Information Technology sector and the Industrials sector, respectively; and Micro-Cap had 41% and 29% of its equity securities held invested in stocks within the Information Technology sector and the Health Care sector, respectively.

2023 Annual Report 26

Notes to Financial Statements - continued

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2023 Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of Paradigm Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds comprising Paradigm Value Fund, Paradigm Select Fund, and Paradigm Micro Cap Fund (the “Funds”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 23, 2024

2023 Annual Report 28

DISCLOSURE OF EXPENSES (Unaudited)

The ongoing costs to shareholders associated with the Paradigm Value Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2023, and held through December 31, 2023.

The first line of each table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees, or the expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2023 to
	July 1, 2023	December 31, 2023	December 31, 2023

Actual	$1,000.00	$1,074.40	$7.84

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2023 to
	July 1, 2023	December 31, 2023	December 31, 2023

Actual	$1,000.00	$1,069.75	$6.00

Hypothetical	$1,000.00	$1,019.41	$5.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2023 Annual Report 29

Disclosure of Expenses (Unaudited) - continued

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2023 to
	July 1, 2023	December 31, 2023	December 31, 2023

Actual	$1,000.00	$1,020.99	$6.37

Hypothetical	$1,000.00	$1,018.90	$6.36
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2023 Annual Report 30

ADDITIONAL INFORMATION
December 31, 2023
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Funds publicly file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Paradigm Funds Advisor LLC, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ website at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Funds voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30 and is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

.

2023 Annual Report 31

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2023.

Interested Trustees and Officers

Name,	Position(s)	Term of	Principal	Number of Portfolios	Other Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Trust	Length of	During the	By	During the
		Time Served	Past 5 Years	Trustee	Past 5 Years

Candace King	President	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	3	None
Weir[2]	and Trustee	Since 2002	2011, Paradigm Value Fund and Paradigm Select Fund
(1944)			since Feb. 2013; Co-Portfolio Manager of Paradigm
Opportunity Fund from Feb. 2013 to Dec. 2019. Director,
President, Chief Investment Officer, and Portfolio Manager
of Paradigm Capital Management, Inc. since 1994;
Director and President of C.L. King & Associates, Inc.
since 1972; Managing Member of PCM Ventures, LLC
since 1996, PCM Ventures International LLC since 2001,
PCM Ventures II, LLC since 2003, and PCM Ventures III,
LLC since 2010; Paradigm Funds Advisors LLC since
2005.

Amelia F. Weir	Secretary	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	N/A	N/A
(1975)		Since 2009	2011, Paradigm Value Fund and Paradigm Select Fund
since Feb. 2013; Co-Portfolio Manager of Paradigm
Opportunity Fund from Feb. 2013 to Dec. 2019. Portfolio
Manager and Director of Research Paradigm Capital
Management (2008 - current).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisor	3	N/A
CPA[3]		Since 2005	LLC and affiliated entities (2008 - current).
(1948)

Robert A. Benton,	Treasurer and	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
CPA	Chief	Treasurer and	ed advisors (May 2006 - current), SVP and CFO of C.L.
(1954)	Financial	Chief Financial	King & Associates, a registered broker dealer (February
	Officer	Officer Since	2001 - current); CCO of Paradigm Funds Advisor LLC an
		2002, Chief	affiliated advisor (June 2016 - Oct. 2019).
Compliance
Officer (June
2016 - Oct.
2019)

Gregg A. Miller	Chief	Indefinite Term,	CCO of Paradigm Funds Advisor LLC and affiliated advi-	N/A	N/A
(1975)	Compliance	Since Dec.	sors (Dec. 2022 - current); SVP, Compliance of C.L. King &
	Officer	2022	Associates, Inc. (Mar. 2000 - Dec. 2022).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	During the
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Past 5 Years

Gary	Trustee	Indefinite Term,	Founder and President, Dr. Woods Products (a con-	3	None
Greenhouse[4]		Since 2016	sumer products company) (2006 - current); Founder and
(1943)			Managing Partner, Sylvia Woods Food Company (2000 -
current).

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	3	None
Heerwagen		Since 2009
(1945)

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	3	Director, Soluna
Phelan[5], CPA		Since 2007	rent).		Holdings
(1956)

George M. Philip	Trustee	Indefinite Term,	Retired (2013 - current); President, University of Albany,	3	Director, First
(1947)		Since 2016	State University of New York (2007 - 2013).		Niagara
Financial
Group, iPic
Entertainment
Inc., US Airways

[1] The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.
[2] Candace King Weir is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust’s investment advisor, Paradigm Funds Advisor LLC. Candace King Weir is a Director and the President of
Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor
LLC.
[3] Carl A. Florio is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust’s investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foun-
dation that retains Paradigm Capital Management, Inc. to manage a portion of the foundation’s assets.
[4] Gary Greenhouse is a limited partner in PCM Partners, LP II. As of December 31, 2023 he owned 0.25% of the PCM Partners, LP II partnership, the value of which was approximately $1.26 million. Candace King Weir is the general partner of PCM Partners, LP II an interested Trustee of the
Trust and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.
[5] William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2023 he owned 0.92% of the PCM Partners, LP II partnership, the value of which was $4.71 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2023 Annual Report 32

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2023 Annual Report 33

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2023 Annual Report 34

Board of Trustees
Carl A. Florio
Gary Greenhouse
Peter H. Heerwagen
Candace King Weir
William P. Phelan
George M. Philip

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$31,500	$33,000
Audit-Related Fees	$0	$0
Tax Fees	$10,500	$9,000
All Other Fees	$1,000	$1,000

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculations.
All Other Fees: Semi-Annual Report Review and N-14 filing review (2021).

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$11,500	$10,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/Candace King Weir Candace King Weir President

Date: 02/26/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Candace King Weir Candace King Weir President

Date: 02/26/2024

By: /s/Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 2/23/2024